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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 26, 1999
                                                         ----------------

                               GALILEO CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                                                             04-2526583
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                              Identification No.)

                                                                        0-11309
                                                       (Commission File Number)

GALILEO PARK, P.O. BOX 550, STURBRIDGE, MASSACHUSETTS                     01566
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number including area code                (508) 347-9191



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 1.   CHANGE IN CONTROL OF REGISTRANT

          On January 26, 1999, pursuant to the previously announced Securities Purchase Agreement dated as of December 22, 1998 (the "Purchase Agreement"), Andlinger Capital XIII LLC, a Connecticut limited liability company ("Andlinger Capital"), purchased from Galileo Corporation (the "Company") 2,000,000 shares of the Company's common stock together with warrants to purchase an additional 2,000,000 shares of the Company's common stock for an aggregate price of $6,000,000 in a private transaction. The warrants are exercisable for a period of 7 1/2 years at a price of $1.50 per share, subject to antidilution adjustments. Upon consummation of this transaction Andlinger Capital acquired the power to vote an aggregate of 4,000,000 newly issued shares of the Company's common stock (of which 2,000,000 shares are attributable to the warrants) representing approximately 33.1% of the issued and outstanding common stock of the Company (including as outstanding for the purposes of determining such percentage the 2,000,000 shares issuable upon exercise of the warrants). The acquisition of these securities by Andlinger Capital, taking into account the terms of the Purchase Agreement described below, may constitute a change in control of the Company.

          Under the terms of the Purchase Agreement, the Company's Board of Directors has been enlarged to seven members, including three individuals designated by Andlinger Capital. The Purchase Agreement provides that, for as long as Andlinger Capital and its affiliates continue to own in the aggregate not less than 50% of its initial investment, including as owned shares issuable under the warrants, the Company and its Board of Directors will support the nomination of and take certain actions such that the nominees recommended by the Board of Directors to the stockholders of the Company for election as directors at each annual meeting of the stockholders includes at least the number of directors selected by Andlinger Capital equal to one less than would constitute a majority of directors following such election, and that Andlinger Capital will be entitled to have at least one of its designees appointed to each committee of the Board of Directors. In addition, pursuant to the terms of the Purchase Agreement, the Company has amended its By-Laws to provide for supermajority Board of Directors voting requirements for specified actions of the Company, including mergers, acquisitions, divestitures and financings, so long as Andlinger Capital and its affiliates continue to own not less than 98% of its initial investment.

          Based on information received from Andlinger Capital, the members of Andlinger Capital are Gerhard A. Andlinger, Stephen A. Magida (manager of Andlinger Capital), Charles E. Ball and John P. Kehoe; and Andlinger Capital's source of funds to pay the purchase price under the Purchase Agreement was cash contributions by the members of Andlinger Capital from (1) personal funds in the amount of $5,550,000 in the case of Mr. Andlinger, (2) a loan in the amount of $75,000 from Mr. Andlinger's personal funds at a rate of 10% per annum in the case of Mr. Magida, (3) a loan in the amount of $75,000 from Mr. Andlinger's personal funds at a rate of 10% per annum in the case of Mr. Kehoe, and (4) a loan in the amount of $300,000 from Mr. Andlinger's personal funds at a rate of 10% per annum in the case of Mr. Ball.

          The foregoing description of the Purchase Agreement is qualified by reference to the full text of the Purchase Agreement, which is filed as an exhibit to this report and is incorporated herein by reference.


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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          a)   Exhibits

               99.1 Press Release dated January 26, 1999.

               99.2 Securities Purchase Agreement dated December 22, 1998, between Galileo Corporation and Andlinger Capital XIII LLC (filed as Exhibit I to the Schedule 13D filed on December 28, 1998 by Andlinger Capital XIII LLC with respect to the Registrant and incorporated herein by reference).

               99.3 Registration Rights Agreement dated December 22, 1998, among
                    Galileo Corporation, Andlinger Capital XIII LLC, John F. Blais, Jr. and W. Kip Speyer (filed as Exhibit II to the
                    Schedule 13D filed on December 28, 1998 by Andlinger Capital XIII LLC with respect to the Registrant and incorporated herein by reference).

               99.4 Stockholders' Agreement dated December 22, 1998, among
                    Galileo Corporation, Andlinger Capital XIII LLC, John F. Blais, Jr. and W. Kip Speyer (filed as Exhibit III to the
                    Schedule 13D filed on December 28, 1998 by Andlinger Capital XIII LLC with respect to the Registrant and incorporated herein by reference).


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             GALILEO CORPORATION



Date:  February 5, 1999                      By: /s/ Josef W. Rokus
                                                -------------------------------
                                                Josef W. Rokus
                                                Vice President
                                                 and Secretary


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                                  EXHIBIT INDEX

      EXHIBIT NO.
      -----------

               99.1 Press Release dated January 26, 1999.

               99.2 Securities Purchase Agreement dated December 22, 1998, between Galileo Corporation and Andlinger Capital XIII LLC (filed as Exhibit I to the Schedule 13D filed on December 28, 1998 by Andlinger Capital XIII LLC with respect to the Registrant and incorporated herein by reference).

               99.3 Registration Rights Agreement dated December 22, 1998, among
                    Galileo Corporation, Andlinger Capital XIII LLC, John F. Blais, Jr. and W. Kip Speyer (filed as Exhibit II to the
                    Schedule 13D filed on December 28, 1998 by Andlinger Capital XIII LLC with respect to the Registrant and incorporated herein by reference).

               99.4 Stockholders' Agreement dated December 22, 1998, among
                    Galileo Corporation, Andlinger Capital XIII LLC, John F. Blais, Jr. and W. Kip Speyer (filed as Exhibit III to the
                    Schedule 13D filed on December 28, 1998 by Andlinger Capital XIII LLC with respect to the Registrant and incorporated herein by reference).